UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 30, 2008

The First Marblehead Corporation

(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts	02199-8157
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

(Former name or former address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                ☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                ☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure

                The First Marblehead Corporation (the “Corporation”) filed a current report on Form 8-K on January 31, 2008 (the “Form 8-K”) furnishing as exhibit 99.2 static pool data as of December 31, 2007 with respect to certain securitization trusts facilitated by the Corporation.  The Corporation is filing this amendment to the Form 8-K to revise certain of the static pool data included as exhibit 99.2 to the Form 8-K.

                Exhibit 99.2 to this amendment supersedes exhibit 99.2 to the Form 8-K in its entirety and is incorporated by reference under this Item 7.01.  The static pool data filed as exhibit 99.2 to this amendment is consistent with the static pool data posted on the Corporation’s website, www.firstmarblehead.com, on January 31, 2008.

                The information contained in this amendment, including exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.  The contents of the Corporation’s website are not part of this amendment, and the internet address above is included as an inactive textual reference only.

Item 9.01.  Financial Statements and Exhibits

                (d)           Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.2                           Static pool data as of December 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                      THE FIRST MARBLEHEAD CORPORATION

Date: February 1, 2008

By:	/s/ John A. Hupalo
John A. Hupalo
Senior Executive Vice President, Chief Financial Officer and Group Head, Capital Markets

EXHIBIT INDEX

Exhibit No.	Description
99.2	Static pool data as of December 31, 2007